                                MONTHLY STATEMENT
                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1996-1
                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the ("Agreement") as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition Funding LLC as Transferor, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Senior Certificateholders and the Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1996-1 Certificates with respect to the Distribution Date occuring on June 16, 2003, and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original Principal amount of $1,000 per $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.



A)       Information Regarding the Current Monthly Distribution for the Series
         1996-1 Senior Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)  The total amount distributed to Senior Certificateholders per $1,000 original
              certificate principal amount                                                                 $1,001.315556

         (2)  The amount set forth in A(1) above distributed to Senior Certificateholders with
              respect to interest per $1,000 original certificate principal amount                             $1.315556

         (3)  The amount set forth in A(1) above distributed to Senior Certificateholders with
              respect to principal per $1,000 original certificate principal amount                        $1,000.000000

B)       Information Regarding the Performance of the Trust

         (1)  Allocation of Receivables Collections to the Series 1996-1 Certificates

              (a)  The aggregate amount of Finance Charge Receivables collected during the
                   Monthly Period immediately preceding the Distribution Date                             $78,203,032.00

              (b)  The aggregate amount of Interchange collected and allocated to the Trust for
                   the Monthly Period immediately preceding the Distribution Date                          $5,481,005.08

              (c)  The aggregate amount of Principal Receivables collected during the Monthly
                   Period immediately preceding the Distribution Date                                    $519,774,147.70

              (d)  The Floating Allocation Percentage with respect to the Series 1996-1
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                         2.714263%

              (e)  The Principal Allocation Percentage with respect to the Series 1996-1
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                        15.424871%


                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         June 16, 2003 Distribution Date
                     ---------------------------------------


              (f)  The Finance Charge Receivables and Interchange collected and allocated to the Series 1996-1 Certificates for the Monthly Period immediately preceding
                   the Distribution Date                                                                   $2,271,404.92

              (g)  The Principal Receivables collected and allocated to the Series 1996-1
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                   $80,174,491.19

         (2)  Available Finance Charge Collections and Reallocated Principal Collections for
              Series 1996-1 for the Monthly Period immediately preceding the Distribution Date

              (a)  The Finance Charge Receivables and Interchange collected and allocated to
                   the Series 1996-1 Certificates                                                          $2,271,404.92

              (b)  Collection Account and Special Funding Account investment earnings allocated
                   to the Series 1996-1 Certificates                                                               $0.00

              (c)  Principal Funding Account Investment Proceeds                                             $540,678.71

              (d)  Prefunding Account Investment Proceeds                                                          $0.00

              (e)  Reserve Account withdrawals, if applicable                                                      $0.00

              (f)  Additional Finance Charges from other Series allocated to the Series 1996-1
                   Certificates                                                                                    $0.00

              (g)  Payments, if any, on deposit as of the Determination Date received from any
                   Interest Rate Protection Agreements                                                             $0.00

              (h)  Reallocated Principal Collections                                                               $0.00

              (i)  Total Available Finance Charge Collections and Reallocated Principal
                   Collections for Series 1996-1 (total of (a), (b), (c), (d), (e), (f), (g)
                   and (h) above)                                                                          $2,812,083.63

         (3)  Available Principal Collections for Series 1996-1 for the Monthly Period
              immediately preceding the Distribution Date

              (a)  The Principal Receivables collected and allocated to the Series 1996-1
                   Certificates                                                                           $80,174,491.19

              (b)  Shared Principal Collections from other Series allocated to the Series
                   1996-1 Certificates                                                                    $85,920,117.56

              (c)  Additional amounts to be treated as Available Principal Collections pursuant
                   to the Series Supplement                                                                $1,073,722.59


                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         June 16, 2003 Distribution Date
                     ---------------------------------------


              (d)  Reallocated Principal Collections                                                                $0.00

              (e)  Available Principal Collections for Series 1996-1 (total of (a), (b) and (c)
                   minus (d) above)                                                                       $167,168,331.35

         (4)  Delinquent Balances in the Trust

              The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
              Distribution Date.

                (a)  30-59 days                                                                              $110,625,716
                (b)  60-89 days                                                                                74,439,477
                (c)  90 or more days                                                                          158,764,656
                                                                                                             ------------
                (d)  Total Delinquencies                                                                     $343,829,849

         (5)  Defaulted Amount

              (a)  The aggregate amount of Defaulted Receivables with respect to the Trust for
                   the Monthly Period immediately preceding the Distribution Date                          $44,120,831.23

              (b)  The aggregate Amount of Recoveries of Defaulted Receivables processed during
                   the Monthly Period immediately preceding the Distribution Date                           $4,562,300.53

              (c)  The Defaulted Amount for the Monthly Period immediately preceding the
                   Distribution Date [Defaulted Receivables minus Recoveries]                              $39,558,530.70

              (d)  The Defaulted Amount for the Monthly Period immediately preceding the
                   Distribution Date allocable to the Series 1996-1 Certificates (the "Series
                   1996-1 Defaulted Amount")                                                                $1,073,722.59

              (e)  The Senior Defaulted Amount [Series 1996-1 Defaulted Amount multiplied by
                   the Senior Percentage]                                                                     $803,410.55

         (6)  Senior Charge-Offs

              (a)  The excess, if any, of the Senior Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Senior Defaulted
                   Amount, (ii) Reallocated Principal Collections and (iii) the amount by which the Collateral Invested Amount has been reduced in respect of such Senior
                   Defaulted Amount (a "Senior Charge-Off")                                                         $0.00

              (b)  The amount of the Senior Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Senior Certificateholder's
                   investment)                                                                                 $0.0000000

              (c)  The total amount reimbursed on the Distribution Date in respect of Senior
                   Charge-Offs for prior Distribution Dates                                                         $0.00


                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         June 16, 2003 Distribution Date
                     ---------------------------------------


              (d)  The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                   amount of each Senior Certificateholder's investment)                                        $0.000000

              (e)  The amount, if any, by which the outstanding principal balance of the Senior
                   Certificates exceeds the Senior Invested Amount and the Senior Initial
                   Percentage of the Prefunding Account Balance, if any, as of the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date                                                                           $0.00

         (7)  Reductions in the Collateral Interest

              (a)  The excess, if any, of the Collateral Defaulted Amount over Available
                   Finance Charge Collections applied to such Collateral Defaulted Amount                           $0.00

              (b)  The amount by which the Collateral Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Principal Collections                                $0.00

              (c)  The amount by which the Collateral Invested Amount has been reduced on the
                   Distribution Date in respect of the unpaid Required Amount                                       $0.00

              (d)  The total amount by which the Collateral Invested Amount has been reduced on
                   the Distribution Date as set forth in items 7(a), (b) and (c)                                    $0.00

              (e)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Collateral Invested Amount on prior Distribution Dates                         $0.00

              (f)  The amount, if any, by which the outstanding principal balance of the
                   Collateral Interest exceeds the Collateral Invested Amount and the
                   Collateral Percentage of the Prefunding Account Balance, if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on the Distribution Date                                                           $0.00

         (8)  Investor Monthly Servicing Fee

              The amount of the Series 1996-1 Monthly Servicing Fee payable to the Servicer on
              the Distribution Date                                                                           $278,613.89

         (9)  Prefunding Account

              (a)  The Prefunding Account Balance on the Distribution Date                                          $0.00

              (b)  The Senior Percentage of the Prefunding Account Balance on the Distribution
                   Date                                                                                             $0.00

              (c)  The Collateral Percentage of the Prefunding Account Balance on the
                   Distribution Date                                                                                $0.00


                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         June 16, 2003 Distribution Date
                     ---------------------------------------


         (10) Senior Monthly Interest

              (a)  Senior Monthly Interest payable on the Distribution Date                                   $987,324.44

         (11) Principal Funding Account Amount

              (a)  The amount on deposit in the Principal Funding Account on the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date                                                                           $0.00

              (b)  Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in January 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (12) Deficit Controlled Accumulation Amount

              The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
              Date                                                                                                  $0.00

         (13) Reserve Account (if applicable)

              (a)  The amount on deposit in the Reserve Account, if funded, on the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date and the related Transfer Date                                              0.00

              (b)  The Required Reserve Account Amount, if any, selected by the Servicer                             0.00

C)       Senior Invested Amount

         (1)  The Senior Invested Amount and the Senior Percentage of the Prefunding Account
              Balance on the date of issuance (the "Senior Initial Amount")                               $750,500,000.00

         (2)  The Senior Invested Amount and the Senior Percentage of the Prefunding Account
              Balance, if any, on the Distribution Date, after giving effect to all deposits,
              withdrawals and distributions on such Distribution Date                                               $0.00

         (3)  The Pool Factor for the Distribution Date (which represents the ratio of the
              Senior Invested Amount and the Senior Percentage of the Prefunding Account
              Balance, if any, as of such Distribution Date, after giving effect to any adjustment in the Senior Invested Amount on such Distribution Date, to the Senior
              Initial Amount). The amount of a Senior Certificateholder's pro rate share of the
              Senior Invested Amount and the Prefunding Account Balance, if any, can be
              determined by multiplying the original denomination of the Senior
              Certificateholder's Certificate by the Pool Factor                                                     0.00%


                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         June 16, 2003 Distribution Date
                     ---------------------------------------


D)       Collateral Invested Amount

         (1)  The Collateral Invested Amount and the Collateral Percentage of the Prefunding
              Account Balance on the date of issuance                                                     $199,500,000.00

         (2)  The Collateral Invested Amount and the Collateral Percentage of the Prefunding
              Account Balance, if any, on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                                     $0.00

         (3)  The Collateral Invested Amount as a percentage of the sum of the Collateral
              Invested Amount and the Senior Invested Amount on such Distribution Date                               0.00%

E)       Receivables Balances

         (1)  The aggregate amount of Principal Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                         $6,026,096,198

         (2)  The aggregate amount of Finance Charge Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                           $203,759,049

F)       Annualized Percentages

         (1)  The Gross Yield (Available Finance Charge Collections for the Series 1996-1
              Certificates for the preceding Monthly Period (excluding payments received from
              Interest Rate Protection Agreements) divided by the Invested Amount of the Series
              1996-1 Certificates and the Prefunding Account balance, if any, as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by
              number of calendar days in the month.) Effective November 2002 Monthly Period.                         4.18%

         (2)  The Net Loss Rate (the Series 1996-1 Defaulted Amount for the preceding Monthly
              Period divided by the Invested Amount of the Series 1996-1 Certificates and the
              Prefunding Account balance, if any, as of the last day of the next preceding
              Monthly Period, multiplied by 12)                                                                      1.63%

         (3)  The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
              1996-1 Certificates for the preceding Monthly Period)                                                  2.55%

         (4)  The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
              Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series
              1996-1 Certificates and the Prefunding Account Balance, if any, as of the last
              day of the next preceding Monthly Period, multiplied by 12)                                            2.01%

         (5)  The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1996-1
              Certificates for the preceding Monthly Period)                                                         0.54%


                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         June 16, 2003 Distribution Date
                     ---------------------------------------


         (6)  The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
              Receivables with respect to all Receivables in the Trust for the preceding
              Monthly Period divided by the amount of Receivables in the Trust as of the last
              day of the next preceding Monthly Period)                                                     9.49%

G)       Series 1996-1 Information for the Last Three Distribution Dates

              1) Gross Yield

                 a)  06/16/03            4.18%
                 b)  05/15/03            7.01%
                 c)  04/15/03           10.11%

              2) Net Loss Rate

                 a)  06/16/03            1.63%
                 b)  05/15/03            2.91%
                 c)  04/15/03            4.31%

              3) Net Spread (Portfolio Yield Minus Base Rate)

                 a)  06/16/03            0.54%
                 b)  05/15/03            1.80%
                 c)  04/15/03            3.22%

              Three Month Average        1.85%

              4) Monthly Payment Rate

                 a)  06/16/03            9.49%
                 b)  05/15/03            9.07%
                 c)  04/15/03            9.57%


                       CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                       Servicer


                       By: _________________________________
                       Name:         Patricia Garvey
                       Title:        Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1997-2
                  ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-2 Certificates with respect to the Distribution Date occurring on June 16, 2003, and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.


A)       Information Regarding the Current Monthly Distribution for the Series 1997-2 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)  The total amount distributed to Class A Certificateholders per $1,000 original
              certificate principal amount                                                                     $1.262222

         (2)  The amount set forth in A(1) above distributed to Class A Certificateholders with
              respect to interest per $1,000 original certificate principal amount                             $1.262222

         (3)  The amount set forth in A(1) above distributed to Class A Certificateholders with
              respect to principal per $1,000 original certificate principal amount                            $0.000000

         (4)  The total amount distributed to Class B Certificateholders per $1,000 original
              certificate principal amount                                                                     $1.440000

         (5)  The amount set forth in A(4) above distributed to Class B Certificateholders with
              respect to interest per $1,000 original certificate principal amount                             $1.440000

         (6)  The amount set forth in A(4) above distributed to Class B Certificateholders with
              respect to principal per $1,000 original certificate principal amount                            $0.000000

B)       Information Regarding the Performance of the Trust

         (1)  Allocation of Receivables Collections to the Series 1997-2 Certificates

              (a)  The aggregate amount of Finance Charge Receivables collected during the
                   Monthly Period immediately preceding the Distribution Date                             $78,203,032.00

              (b)  The aggregate amount of Interchange collected and allocated to the Trust for
                   the Monthly Period immediately preceding the Distribution Date                          $5,481,005.08


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                         June 16, 2003 Distribution Date
                      -------------------------------------


              (c)  The aggregate amount of Principal Receivables collected during the Monthly
                   Period immediately preceding the Distribution Date                                      $519,774,147.70

              (d)  The Floating Allocation Percentage with respect to the Series 1997-2
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                          11.365694%

              (e)  The Principal Allocation Percentage with respect to the Series 1997-2
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                          11.365694%

              (f)  The Finance Charge Receivables and Interchange collected and allocated to the Series 1997-2 Certificates for the Monthly Period immediately preceding
                   the Distribution Date                                                                     $9,511,271.86

              (g)  The Principal Receivables collected and allocated to the Series 1997-2
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                     $59,075,940.88

         (2)      Available Finance Charge Collections, Required Draw Amount and
                  Reallocated Principal Collections for Series 1997-2 for the
                  Monthly Period immediately preceding the Distribution Date

              (a)  The Finance Charge Receivables and Interchange collected and allocated to
                   the Series 1997-2 Certificates                                                            $9,511,271.86

              (b)  Collection Account and Special Funding Account investment earnings allocated
                   to the Series 1997-2 Certificates                                                                 $0.00

              (c)  Principal Funding Account Investment Proceeds                                                     $0.00

              (d)  Cash Collateral Account Investment Proceeds                                                  $18,264.27

              (e)  Reserve Draw Amount, if applicable                                                                $0.00

              (f)  Additional Finance Charges from other Series allocated to the Series 1997-2
                   Certificates                                                                                      $0.00

              (g)  Payments, if any, on deposit as of the Determination Date received from any
                   Interest Rate Protection Agreements                                                               $0.00

              (h)  Required Draw Amount, if applicable                                                               $0.00

              (i)  Reallocated Collateral Principal Collections                                                      $0.00

              (j)  Reallocated Class B Principal Collections                                                         $0.00

              (k)  Total Available Finance Charge Collections and Reallocated Principal
                   Collections for Series 1997-2 (total of (a), (b), (c), (d), (e), (f), (g),
                   (h), (i) and (j) above)                                                                   $9,529,536.13


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                         June 16, 2003 Distribution Date
                      -------------------------------------


         (3)  Available Principal Collections for Series 1997-2 for the Monthly Period
              immediately preceding the Distribution Date

              (a)  The Principal Receivables collected and allocated to the Series 1997-2
                   Certificates                                                                             $59,075,940.88

              (b)  Shared Principal Collections from other Series allocated to the Series
                   1997-2 Certificates                                                                               $0.00

              (c)  Additional amounts to be treated as Available Principal Collections pursuant
                   to the Series Supplement                                                                  $4,496,101.68

              (d)  Reallocated Collateral Principal Collections                                                      $0.00

              (e)  Reallocated Class B Principal Collections                                                         $0.00

              (f)  Available Principal Collections for Series 1997-2 (total of (a), (b) and (c)
                   minus (d) and (e) above)                                                                 $63,572,042.56

         (4)  Delinquent Balances in the Trust

              The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
              Distribution Date.

              (a)  30-59 days                                                                                 $110,625,716
              (b)  60-89 days                                                                                   74,439,477
              (c)  90 or more days                                                                             158,764,656
                                                                                                              ------------
              (d)  Total Delinquencies                                                                        $343,829,849

         (5)  Defaulted Amount

              (a)  The aggregate amount of Defaulted Receivables with respect to the Trust for
                   the Monthly Period immediately preceding the Distribution Date                           $44,120,831.23

              (b)  The aggregate Amount of Recoveries of Defaulted Receivables processed during
                   the Monthly Period immediately preceding the Distribution Date                            $4,562,300.53

              (c)  The Defaulted Amount for the Monthly Period immediately preceding the
                   Distribution Date [Defaulted Receivables minus Recoveries]                               $39,558,530.70

              (d)  The Defaulted Amount for the Monthly Period immediately preceding the
                   Distribution Date allocable to the Series 1997-2 Certificates (the "Series
                   1997-2 Defaulted Amount")                                                                 $4,496,101.68

              (e)  The Class A Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by
                   the Class A Percentage]                                                                   $3,664,322.87

              (f)  The Class B Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by
                   the Class B Percentage]                                                                     $427,129.66


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                         June 16, 2003 Distribution Date
                      -------------------------------------


         (6)  Class A Charge-Offs

              (a)  The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Class A Defaulted
                   Amount, (ii) the Available Cash Collateral Amount applied to such Class A
                   Defaulted Amount, (iii) Reallocated Principal Collections applied to such
                   Class A Defaulted Amount, (iv) the amount by which the Collateral Invested
                   Amount has been reduced in respect of such Class A Defaulted Amount and (v)
                   the amount by which the Class B Invested Amount has been reduced in respect
                   of such Class A Defaulted Amount (a "Class A Charge-Off")                                       $0.00

              (b)  The amount of the Class A Charge-Off set forth in item 6(a) above, per
                   $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                   investment)                                                                                 $0.000000

              (c)  The total amount reimbursed on the Distribution Date in respect of Class A
                   Charge-Offs for prior Distribution Dates                                                        $0.00

              (d)  The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                   amount of each Class A Certificateholder's investment)                                      $0.000000

              (e)  The amount, if any, by which the outstanding principal balance of the Class
                   A Certificates exceeds the Class A Invested Amount if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on such Distribution Date                                                         $0.00

         (7)  Class B Charge-Offs

              (a)  The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Class B Defaulted
                   Amount applied to such Class B Defaulted Amount, (ii) the Available Cash
                   Collateral Amount, (iii) Reallocated Collateral Principal Collections
                   applied to such Class B Defaulted Amount and (iv) the amount by which the
                   Collateral Invested Amount has been reduced in respect of such Class B
                   Defaulted Amount                                                                                $0.00

              (b)  The amount by which the Class B Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Class B Principal Collections                       $0.00

              (c)  The amount by which the Class B Invested Amount has been reduced on the
                   Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                   Charge-Offs")                                                                                   $0.00

              (d)  The total amount by which the Class B Invested Amount has been reduced on
                   the Distribution Date as set forth in items 7(a), (b) and(C)                                    $0.00

              (e)  The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                   amount of each Class B Certificateholder's investment)                                      $0.000000


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                         June 16, 2003 Distribution Date
                      -------------------------------------


              (f)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Class B Invested Amount on prior Distribution Date                             $0.00

              (g)  The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                   amount of each Class B Certificateholder's investment)                                       $0.000000

              (h)  The amount, if any, by which the outstanding principal balance of the Class
                   B Certificates exceeds the Class B Invested Amount if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on such Distribution Date                                                          $0.00

         (8)  Reductions in the Collateral Interest

              (a)  The excess, if any, of the Collateral Defaulted Amount over Available
                   Finance Charge Collections applied to such Collateral Defaulted Amount                           $0.00

              (b)  The amount by which the Collateral Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Principal Collections                                $0.00

              (c)  The amount by which the Collateral Invested Amount has been reduced on the
                   Distribution Date in respect of items 6(a) and 7(a) above                                        $0.00

              (d)  The total amount by which the Collateral Invested Amount has been reduced on
                   the Distribution Date as set forth in items 8(a), (b) and ( c)                                   $0.00

              (e)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Collateral Invested Amount on prior Distribution Dates                         $0.00

              (f)  The amount, if any, by which the outstanding principal balance of the
                   Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on the Distribution Date                                                           $0.00

         (9)  Investor Monthly Servicing Fee

              (a)  The amount of the Series 1997-2 Monthly Servicing Fee payable to the
                   Servicer on the Distribution Date                                                        $1,166,666.67

         (10) Cash Collateral Account

              (a)  The Available Cash Collateral Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                   Date                                                                                    $21,000,000.00

         (11) Class A Monthly Interest

              (a)  Class A Monthly Interest payable on the Distribution Date                                  $720,097.78


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                         June 16, 2003 Distribution Date
                      -------------------------------------


         (12) Class B Monthly Interest

              (a)  Class B Monthly Interest payable on the Distribution Date                                   $95,760.00

         (13) Principal Funding Account Amount

              (a)  The amount on deposit in the Principal Funding Account on the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date                                                                  $57,050,000.00

              (b)  Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in June 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14) Deficit Controlled Accumulation Amount

              The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
              effect to all deposits, withdrawals and distributions on such Distribution Date                       $0.00

         (15) Reserve Account (if applicable)

              (a)  The amount on deposit in the Reserve Account, if funded, on the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date and the related Transfer Date                                     $2,852,500.00

              (b)  The Required Reserve Account Amount, if any, selected by the Servicer                    $2,852,500.00

(C)      Class A Invested Amount

         (1)  The Class A Initial Invested Amount                                                         $570,500,000.00

         (2)  The Class A Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                           $570,500,000.00

         (3)  The Pool Factor for the Distribution Date (which represents the ratio of the
              Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class
              A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the Pool
              Factor                                                                                             1.000000

D)       Class B Invested Amount

         (1)  The Class B Initial Invested Amount                                                          $66,500,000.00

         (2)  The Class B Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                            $66,500,000.00


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                         June 16, 2003 Distribution Date
                      -------------------------------------


         (3)  The Pool Factor for the Distribution Date (which represents the ratio of the
              Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class
              B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the Pool
              Factor                                                                                               1.0000

E)       Collateral Invested Amount

         (1)  The Collateral Initial Invested Amount                                                       $63,000,000.00

         (2)  The Collateral Invested Amount on the Distribution Date, after giving effect to
              all deposits, withdrawals and distributions on such Distribution Date                        $63,000,000.00

         (3)  The Collateral Invested Amount as a percentage of the sum of the Invested Amount
              on such Distribution Date                                                                              9.00%

F)       Receivables Balances

         (1)  The aggregate amount of Principal Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                         $6,026,096,198

         (2)  The aggregate amount of Finance Charge Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                           $203,759,049

G)       Annualized Percentages

         (1)  The Gross Yield (Available Finance Charge Collections for the Series 1997-2
              Certificates for the preceding Monthly Period (excluding payments received from
              Interest Rate Protection Agreements) divided by the Invested Amount of the Series
              1997-2 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by number of calendar days in the month.)
              Effective November 2002 monthly period.                                                               16.03%

         (2)  The Net Loss Rate (the Series 1997-2 Defaulted Amount for the preceding Monthly
              Period divided by the Invested Amount of the Series 1997-2 Certificates as of the
              last day of the next preceding Monthly Period, multiplied by 12)                                       7.71%

         (3)  The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
              1997-2 Certificates for the preceding Monthly Period)                                                  8.32%

         (4)  The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
              Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series
              1997-2 Certificates as of the last day of the next preceding Monthly Period,
              multiplied by 12)                                                                                      3.59%

         (5)  The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-2
              Certificates for the preceding Monthly Period)                                                         4.73%


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                         June 16, 2003 Distribution Date
                      -------------------------------------


         (6)  The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
              Receivables with respect to all Receivables in the Trust for the preceding
              Monthly Period divided by the amount of Receivables in the Trust as of the last
              day of the next preceding Monthly Period)                                                   9.49%

H)       Series 1997-2 Information for the Last Three Distribution Dates

         1) Gross Yield

            a)           06/16/03            16.03%
            b)           05/15/03            16.23%
            c)           04/15/03            17.12%

         2) Net Loss Rate

            a)           06/16/03             7.71%
            b)           05/15/03             7.37%
            c)           04/15/03             7.66%

         3) Net Spread (Portfolio Yield Minus Base Rate)

            a)           06/16/03             4.73%
            b)           05/15/03             5.37%
            c)           04/15/03             6.05%

         Three Month Average                  5.38%

         4) Monthly Payment Rate

            a)           06/16/03             9.49%
            b)           05/15/03             9.07%
            c)           04/15/03             9.57%


                             CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer



                             By: _________________________________
                             Name:      Patricia Garvey
                             Title:     Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1999-1
                  ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D
 Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on June 16, 2003, and with respect to the performance of the Trust during the month of may is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)       Information Regarding the Current Monthly Distribution for the Series 1999-1 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)  The total amount distributed to Class A Certificateholders per $1,000 original
              certificate principal amount                                                                       $1.368889

         (2)  The amount set forth in A(1) above distributed to Class A Certificateholders with
              respect to interest per $1,000 original certificate principal amount                               $1.368889

         (3)  The amount set forth in A(1) above distributed to Class A Certificateholders with
              respect to principal per $1,000 original certificate principal amount                              $0.000000

         (4)  The total amount distributed to Class B Certificateholders per $1,000 original
              certificate principal amount                                                                       $5.666667

         (5)  The amount set forth in A (4) above distributed to Class B Certificateholder with
              respect to interest per $1,000 original certificate principal amount                               $5.666667

         (6)  The amount set forth in A (4) above distributed to Class B Cerfiticateholder with
              respect to principal per $1,000 original certificate principal amount                              $0.000000

B)       Information Regarding the Performance of the Trust

         (1)  Allocation of Receivables Collections to the Series 1999-1 Certificates

              (a)  The aggregate amount of Finance Charge Receivables collected during the
                   Monthly Period immediately preceding the Distribution Date                               $78,203,032.00

              (b)  The aggregate amount of Interchange collected and allocated to the Trust for
                   the Monthly Period immediately preceding the Distribution Date                            $5,481,005.08

              (c)  The aggregate amount of Principal Receivables collected during the Monthly
                   Period immediately preceding the Distribution Date                                      $519,774,147.70


                         ------------------------------
                         Series 1999-1 Monthly Statement
                         June 16, 2003 Distribution Date
                         ------------------------------


              (d)  The Floating Allocation Percentage with respect to the Series 1999-1
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                          10.408145%

              (e)  The Principal Allocation Percentage with respect to the Series 1999-1
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                          10.408145%

              (f)  The Finance Charge Receivables and Interchange collected and allocated to the Series 1999-1 Certificates for the Monthly Period immediately preceding
                   the Distribution Date                                                                     $8,709,955.93

              (g)  The Principal Receivables collected and allocated to the Series 1999-1
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                     $54,098,847.04

         (2)  Available Finance Charge Collections and Reallocated Principal Collections for
              Series 1999-1 for the Monthly Period immediately preceding the Distribution Date.

              (a)  The Finance Charge Receivables and Interchange collected and allocated to
                   the Series 1999-1 Certificates                                                            $8,709,955.93

              (b)  Collection Account and Special Funding Account investment earnings allocated
                   to the Series 1999-1 Certificates                                                                 $0.00

              (c)  Principal Funding Account Investment Proceeds                                                     $0.00

              (d)  Reserve Draw Amount                                                                               $0.00

              (e)  Additional Finance Charges from other Series allocated to the Series 1999-1
                   Certificates                                                                              $4,127,547.58

              (f)  Payments, if any, on deposit as of the Determination Date received from any
                   Interest Rate Protection Agreements                                                               $0.00

              (g)  Reallocated Class D Principal Collections                                                         $0.00

              (h)  Reallocated Collateral Principal Collections                                                      $0.00

              (i)  Reallocated Class B Principal Collections                                                         $0.00

              (j)  Total Available Finance Charge Collections and Reallocated Principal
                   Collections for Series 1999-1 (total of (a), (b), (c), (d), (e), (f), (g),
                   (h), and (i) above)                                                                      $12,837,503.51


                         ------------------------------
                         Series 1999-1 Monthly Statement
                         June 16, 2003 Distribution Date
                         ------------------------------


         (3)  Available Principal Collections for Series 1999-1 for the Monthly Period
              immediately preceding the Distribution Date

              (a)  The Principal Receivables collected and allocated to the Series 1999-1
                   Certificates                                                                            $54,098,847.04

              (b)  Shared Principal Collections from other Series allocated to the Series
                   1999-1 Certificates                                                                              $0.00

              (c)  Additional amounts to be treated as Available Principal Collections pursuant
                   to the Series Supplement                                                                 $4,117,309.24

              (d)  Reallocated Class D Principal Collections                                                        $0.00

              (e)  Reallocated Collateral Principal Collections                                                     $0.00

              (f)  Reallocated Class B Principal Collections                                                        $0.00

              (g)  Available Principal Collections for Series 1999-1 (total of (a), (b) and (c)
                   minus (d), (e) and (f) above)                                                           $58,216,156.28

         (4)  Delinquent Balances in the Trust

                   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

              (a)  31-60 days                                                                                $110,625,716
              (b)  61-90 days                                                                                  74,439,477
              (c)  91 or more days                                                                            158,764,656
                                                                                                             ------------
              (d)  Total Delinquencies                                                                       $343,829,849

         (5)  Defaulted Amount

              (a)  The aggregate amount of Defaulted Receivables with respect to the Trust for
                   the Monthly Period immediately preceding the Distribution Date                           44,120,831.23

              (b)  The aggregate Amount of Recoveries of Defaulted Receivables processed during
                   the Monthly Period immediately preceding the Distribution Date                           $4,562,300.53

              (c)  The Defaulted Amount for the Monthly Period immediately preceding the
                   Distribution Date [Defaulted Receivables minus Recoveries]                              $39,558,530.70

              (d)  The Defaulted Amount for the Monthly Period immediately preceding the
                   Distribution Date allocable to the Series 1999-1 Certificates (the "Series
                   1999-1 Defaulted Amount")                                                                $4,117,309.24

              (e)  The Class A Defaulted Amount [Series 1999-1 Defaulted Amount multiplied by
                   the Class A Percentage]                                                                  $3,211,501.20


                         ------------------------------
                         Series 1999-1 Monthly Statement
                         June 16, 2003 Distribution Date
                         ------------------------------


              (f)  The Class B Defaulted Amount [Series 1999-1 Defaulted Amount multiplied by
                   the Class B Percentage]                                                                    $422,023.37

         (6)  Class A Charge-Offs

              (a)  The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Class A Defaulted
                   Amount, (ii) Reallocated Principal Collections applied to such Class A
                   Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such
                   Class A Defaulted Amount and (v) the amount by which the Class B Invested
                   Amount has been reduced in respect of such Class A Defaulted Amount (a
                   "Class A Charge-Off")                                                                            $0.00

              (b)  The amount of the Class A Charge-Off set forth in item 6(a) above, per
                   $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                   investment)                                                                                      $0.00

              (c)  The total amount reimbursed on the Distribution Date in respect of Class A
                   Charge-Offs for prior Distribution Dates                                                         $0.00

              (d)  The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                   amount of each Class A Certificateholder's investment)                                       $0.000000

              (e)  The amount, if any, by which the outstanding principal balance of the Class
                   A Certificates exceeds the Class A Invested Amount if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on such Distribution Date                                                          $0.00

         (7)  Class B Charge-Offs

              (a)  The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Class B Defaulted
                   Amount, (ii) Reallocated Class D Principal Collections applied to such Class
                   B Defaulted Amount, (iii) Reallocated Collateral Principal Collections
                   applied to such Class B Defaulted Amount, (iv) the amount by which the Class
                   D Invested Amount has been reduced in respect of such Class B Defaulted
                   Amount and (v) the amount by which the Collateral Invested Amount has been
                   reduced in respect of such Class B Defaulted Amount                                              $0.00

              (b)  The amount by which the Class B Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Class B Principal Collections                        $0.00


                         ------------------------------
                         Series 1999-1 Monthly Statement
                         June 16, 2003 Distribution Date
                         ------------------------------


              (c)  The amount by which the Class B Invested Amount has been reduced on the
                   Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                   Charge-Offs")                                                                                    $0.00

              (d)  The total amount by which the Class B Invested Amount has been reduced on
                   the Distribution Date as set forth in items 7(a), (b) and (c)                                    $0.00

              (e)  The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                   amount of each Class B Certificateholder's investment)                                       $0.000000

              (f)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Class B Invested Amount on prior Distribution Dates                            $0.00

              (g)  The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                   amount of each Class B Certificateholder's investment)                                       $0.000000

              (h)  The amount, if any, by which the outstanding principal balance of the Class
                   B Certificates exceeds the Class B Invested Amount if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on such Distribution Date                                                          $0.00

         (8)  Reductions in the Collateral Interest

              (a)  The excess, if any, of the Collateral Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Collateral Defaulted
                   Amount, (ii) Reallocated Class D Principal Collections applied to such
                   Collateral Defaulted Amount and (iii) the Amount by which the Class D
                   Invested Amount has been reduced in respect of such Collateral Defaulted
                   Amount                                                                                           $0.00

              (b)  The amount by which the Collateral Invested Amount has been reduced the
                   Distribution Date in respect of Reallocated Collateral Principal Collections                     $0.00

              (c)  The amount by which the Collateral Invested Amount has been reduced on the
                   Distribution Date in respect of items 6(a) and 7(a) above                                        $0.00

              (d)  The total amount by which the Collateral Invested Amount has been reduced on
                   the Distribution Date as set forth in items 8(a), (b) and (c)                                    $0.00

              (e)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Collateral Invested Amount on prior Distribution Dates                         $0.00

              (f)  The amount, if any, by which the outstanding principal balance of the
                   Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on the Distribution Date                                                           $0.00


                         ------------------------------
                         Series 1999-1 Monthly Statement
                         June 16, 2003 Distribution Date
                         ------------------------------


         (9)  Reductions in the Class D Interest

              (a)  The excess, if any, of the Class D Defaulted Amount over Available Finance
                   Charge Collections applied to such Class D Defaulted Amount                                      $0.00

              (b)  The amount by which the Class D Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Principal Collections                                $0.00

              (c)  The amount by which the Class D Invested Amount has been reduced on the
                   Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                  $0.00

              (d)  The total amount by which the Class D Invested Amount has been reduced on
                   the Distribution Date as set forth in items 9(a), (b) and (c)                                    $0.00

              (e)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Class D Invested Amount on prior Distribution Dates                            $0.00

              (f)  The amount, if any, by which the outstanding principal balance of the Class
                   D Interest exceeds the Class D Invested Amount, if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on the Distribution Date                                                           $0.00

         (10) Investor Monthly Servicing Fee

              (a)  The amount of the Series 1999-1 Monthly Servicing Fee payable to the
                   Servicer on the Distribution Date                                                          $934,829.06

         (11) Class A Monthly Interest

              (a)  Class A Monthly Interest payable on the Distribution Date                                  $684,444.44

         (12) Class B Monthly Interest

              (a)  Class B Monthly Interest payable on the Distribution Date                                  $372,328.33

         (13) Principal Funding Account Amount

              (a)  The amount on deposit in the Principal Funding Account on the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date                                                                           $0.00

              (b)  Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in OCTOBER 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


                         ------------------------------
                         Series 1999-1 Monthly Statement
                         June 16, 2003 Distribution Date
                         ------------------------------


         (14) Deficit Controlled Accumulation Amount

              The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
              Date                                                                                                  $0.00

         (15) Reserve Account

              (a)  The amount on deposit in the Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                   Distribution Date and the related Transfer Date                                          $2,500,000.00

              (b)  The Required Reserve Account Amount                                                      $2,500,000.00

C)       Class A Invested Amount

         (1)  The Class A Initial Invested Amount                                                         $500,000,000.00

         (2)  The Class A Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                           $500,000,000.00

         (3)  The Pool Factor for the Distribution Date (which represents the ratio of the
              Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class
              A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the Pool
              Factor                                                                                              1.00000

D)       Class B Invested Amount

         (1)  The Class B Initial Invested Amount                                                          $65,705,000.00

         (2)  The Class B Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                            $65,705,000.00

         (3)  The Pool Factor for the Distribution Date (which represents the ratio of the
              Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class
              B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the Pool
              Factor                                                                                             1.000000

E)       Collateral Invested Amount

         (1)  The Collateral Initial Invested Amount                                                       $52,884,000.00

         (2)  The Collateral Invested Amount on the Distribution Date, after giving effect to
              all deposits, withdrawals and distributions on such Date                                     $52,884,000.00


                         ------------------------------
                         Series 1999-1 Monthly Statement
                         June 16, 2003 Distribution Date
                         ------------------------------


         (3)  The Collateral Invested Amount as a percentage of the sum of the Invested Amount
              on such Distribution Date                                                                              8.25%

F)       Class D Invested Amount

         (1)  The Class D Initial Invested Amount                                                          $22,436,642.00

         (2)  The Class D Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                            $22,436,642.00

         (3)  The Class D Invested Amount as a percentage of the sum of the Invested Amount on
              such Distribution Date                                                                                 3.50%

G)       Receivables Balances

         (1)  The aggregate amount of Principal Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                         $6,026,096,198

         (2)  The aggregate amount of Finance Charge Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                           $203,759,049

H)       Annualized Percentages

         (1)  The Gross Yield (Available Finance Charge Collections for the Series 1999-1
              Certificates for the preceding Monthly Period (excluding payments received from
              Interest Rate Protection Agreements) divided by the Invested Amount of the Series
              1999-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by number of days in calendar month.) Effective
              November 2002 monthly period.                                                                         23.58%

         (2)  The Net Loss Rate (the Series 1999-1 Defaulted Amount for the preceding Monthly
              Period divided by the Invested Amount of the Series 1999-1 Certificates as of the
              last day of the next preceding Monthly Period, multiplied by 12)                                       7.71%

         (3)  The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
              1999-1 Certificates for the preceding Monthly Period)                                                 15.87%

         (4)  The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
              Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series
              1999-1 Certificates as of the last day of the next preceding Monthly Period,
              multiplied by 12)                                                                                      4.58%

         (5)  The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1999-1
              Certificates for the preceding Monthly Period)                                                        11.29%


                         ------------------------------
                         Series 1999-1 Monthly Statement
                         June 16, 2003 Distribution Date
                         ------------------------------


         (6)  The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
              Receivables with respect to all Receivables in the Trust for the preceding
              Monthly Period divided by the amount of Receivables in the Trust as of the last
              day of the next preceding Monthly Period)                                                              9.49%

I)       Series 1999-1 Information for the Last Three Distribution Dates

         1) Gross Yield

            a)         06/16/03        23.58%
            b)         05/15/03        16.20%
            c)         04/15/03        17.09%

         2) Net Loss Rate

            a)         06/16/03         7.71%
            b)         05/15/03         7.37%
            c)         04/15/03         7.66%

         3) Net Spread (Portfolio Yield Minus Base Rate)

            a)         06/16/03        11.29%
            b)         05/15/03         4.33%
            c)         04/15/03         4.99%

            Three Month Average         6.87%

         4) Monthly Payment Rate

            a)         06/16/03         9.49%
            b)         05/15/03         9.07%
            c)         04/15/03         9.57%



                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                              By: _________________________________
                              Name:  Patricia Garvey
                              Title: Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-1
                  ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on June 16, 2003,and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)       Information Regarding the Current Monthly Distribution for the Series 2000-1 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)  The total amount distributed to Class A Certificateholders per $1,000 original
              certificate principal amount                                                                      $6.241667

         (2)  The amount set forth in A(1) above distributed to Class A Certificateholders with
              respect to interest per $1,000 original certificate principal amount                              $6.241667

         (3)  The amount set forth in A(1) above distributed to Class A Certificateholders with
              respect to principal per $1,000 original certificate principal amount                             $0.000000

         (4)  The total amount distributed to Class B Certificateholders per $1,000 original
              certificate principal amount                                                                      $1.591111

         (5)  The amount set forth in A(4) above distributed to Class B Certificateholders with
              respect to interest per $1,000 original certificate principal amount                              $1.591111

         (6)  The amount set forth in A(4) above distributed to Class B Certificateholders with
              respect to principal per $1,000 original certificate principal amount                             $0.000000

B)       Information Regarding the Performance of the Trust

         (1)  Allocation of Receivables Collections to the Series 2000-1 Certificates

              (a)  The aggregate amount of Finance Charge Receivables collected during the
                   Monthly Period immediately preceding the Distribution Date                              $78,203,032.00

              (b)  The aggregate amount of Interchange collected and allocated to the Trust for
                   the Monthly Period immediately preceding the Distribution Date                           $5,481,005.08


                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         JUNE 16, 2003 DISTRIBUTION DATE
                        ---------------------------------

              (c)  The aggregate amount of Principal Receivables collected during the Monthly
                   Period immediately preceding the Distribution Date                                     $519,774,147.70

              (d)  The Floating Allocation Percentage with respect to the Series 2000-1
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                          8.524271%

              (e)  The Principal Allocation Percentage with respect to the Series 2000-1
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                          8.524271%

              (f)  The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-1 Certificates for the Monthly Period immediately preceding
                   the Distribution Date                                                                    $7,133,453.90

              (g)  The Principal Receivables collected and allocated to the Series 2000-1
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                    $44,306,955.66

         (2)  Available Finance Charge Collections and Reallocated Principal Collections for
              Series 2000-1 for the Monthly Period immediately preceding the Distribution Date.

              (a)  The Finance Charge Receivables and Interchange collected and allocated to
                   the Series 2000-1 Certificates                                                           $7,133,453.90

              (b)  Collection Account and Special Funding Account investment earnings allocated
                   to the Series 2000-1 Certificates                                                                $0.00

              (c)  Principal Funding Account Investment Proceeds                                                    $0.00

              (d)  Class A Reserve Draw Amount                                                                      $0.00

              (e)  Class B Reserve Draw Amount                                                                      $0.00

              (f)  Additional Finance Charges from other Series allocated to the Series 2000-1
                   Certificates                                                                                     $0.00

              (g)  Payments, if any, on deposit as of the Determination Date received from any
                   Interest Rate Protection Agreements                                                              $0.00

              (h)  Reallocated Class D Principal Collections                                                        $0.00

              (i)  Reallocated Collateral Principal Collections                                                     $0.00

              (j)  Reallocated Class B Principal Collections                                                        $0.00

              (k)  Total Available Finance Charge Collections and Reallocated Principal
                   Collections for Series 2000-1 (total of (a), (b), (c), (d), (e), (f), (g),
                   (h), (i) and (j) above)                                                                  $7,133,453.90

         (3)  Available Principal Collections for Series 2000-1 for the Monthly Period
              immediately preceding the Distribution Date

              (a)  The Principal Receivables collected and allocated to the Series 2000-1
                   Certificates                                                                            $44,306,955.66


                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         JUNE 16, 2003 DISTRIBUTION DATE
                        ---------------------------------

              (b)  Shared Principal Collections from other Series allocated to the Series
                   2000-1 Certificates                                                                              $0.00

              (c)  Additional amounts to be treated as Available Principal Collections pursuant
                   to the Series Supplement                                                                 $3,372,076.26

              (d)  Reallocated Class D Principal Collections                                                        $0.00

              (e)  Reallocated Collateral Principal Collections                                                     $0.00

              (f)  Reallocated Class B Principal Collections                                                        $0.00

              (g)  Available Principal Collections for Series 2000-1 (total of (a), (b) and
                   (c) minus (d), (e) and (f) above)                                                       $47,679,031.92

         (4)  Delinquent Balances in the Trust

              The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

              (a)    31-60 days                                                                              $110,625,716
              (b)    61-90 days                                                                                74,439,477
              (c)    91 or more days                                                                          158,764,656
                                                                                                              -----------
              (d)    Total Delinquencies                                                                     $343,829,849

         (5)  Defaulted Amount

              (a)  The aggregate amount of Defaulted Receivables with respect to the Trust for
                   the Monthly Period immediately preceding the Distribution Date                          $44,120,831.23

              (b)  The aggregate Amount of Recoveries of Defaulted Receivables processed during
                   the Monthly Period immediately preceding the Distribution Date                           $4,562,300.53

              (c)  The Defaulted Amount for the Monthly Period immediately preceding the
                   Distribution Date [Defaulted Receivables minus Recoveries]                              $39,558,530.70

              (d)  The Defaulted Amount for the Monthly Period immediately preceding the
                   Distribution Date allocable to the Series 2000-1 Certificates (the "Series
                   2000-1 Defaulted Amount")                                                                $3,372,076.26

              (e)  The Class A Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by
                   the Class A Percentage]                                                                  $2,697,661.01

              (f)  The Class B Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by
                   the Class B Percentage]                                                                    $303,486.86

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         JUNE 16, 2003 DISTRIBUTION DATE
                        ---------------------------------

         (6)  Class A Charge-Offs

              (a)  The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Class A Defaulted
                   Amount, (ii) Reallocated Principal Collections applied to such Class A
                   Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such
                   Class A Defaulted Amount and (v) the amount by which the Class B Invested
                   Amount has been reduced in respect of such Class A Defaulted Amount (a
                   "Class A Charge-Off")                                                                            $0.00

              (b)  The amount of the Class A Charge-Off set forth in item 6(a) above, per
                   $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                   investment)                                                                                  $0.000000

              (c)  The total amount reimbursed on the Distribution Date in respect of Class A
                   Charge-Offs for prior Distribution Dates                                                         $0.00

              (d)  The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                   amount of each Class A Certificateholder's investment)                                      $0.0000000

              (e)  The amount, if any, by which the outstanding principal balance of the Class
                   A Certificates exceeds the Class A Invested Amount if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on such Distribution Date                                                          $0.00

         (7)  Class B Charge-Offs

              (a)  The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Class B Defaulted
                   Amount, (ii) Reallocated Class D Principal Collections applied to such Class
                   B Defaulted Amount, (iii) Reallocated Collateral Principal Collections
                   applied to such Class B Defaulted Amount, (iv) the amount by which the Class
                   D Invested Amount has been reduced in respect of such Class B Defaulted
                   Amount and (v) the amount by which the Collateral Invested Amount has been
                   reduced in respect of such Class B Defaulted Amount                                              $0.00

              (b)  The amount by which the Class B Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Class B Principal Collections                        $0.00

              (c)  The amount by which the Class B Invested Amount has been reduced on the
                   Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                   Charge-Offs")                                                                                    $0.00

              (d)  The total amount by which the Class B Invested Amount has been reduced on
                   the Distribution Date as set forth in items 7(a), (b) and (c)                                    $0.00

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         JUNE 16, 2003 DISTRIBUTION DATE
                        ---------------------------------

              (e)  The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                   amount of each Class B Certificateholder's investment)                                       $0.000000

              (f)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Class B Invested Amount on prior Distribution Dates                            $0.00

              (g)  The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                   amount of each Class B Certificateholder's investment)                                       $0.000000

              (h)  The amount, if any, by which the outstanding principal balance of the Class
                   B Certificates exceeds the Class B Invested Amount if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on such Distribution Date                                                          $0.00

         (8)  Reductions in the Collateral Interest

              (a)  The excess, if any, of the Collateral Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Collateral Defaulted
                   Amount, (ii) Reallocated Class D Principal Collections applied to such
                   Collateral Defaulted Amount and (iii) the amount by which the Class D
                   Invested Amount has been reduced in respect of such Collateral Defaulted
                   Amount                                                                                           $0.00

              (b)  The amount by which the Collateral Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Collateral Principal Collections                     $0.00

              (c)  The amount by which the Collateral Invested Amount has been reduced on the
                   Distribution Date in respect of items 6(a) and 7(a) above                                        $0.00

              (d)  The total amount by which the Collateral Invested Amount has been reduced on
                   the Distribution Date as set forth in items 8(a), (b) and (c)                                    $0.00

              (e)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Collateral Invested Amount on prior Distribution Dates                         $0.00

              (f)  The amount, if any, by which the outstanding principal balance of the
                   Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on the Distribution Date                                                           $0.00

         (9)  Reductions in the Class D Interest

              (a)  The excess, if any, of the Class D Defaulted Amount over Available Finance
                   Charge Collections applied to such Class D Defaulted Amount                                      $0.00

              (b)  The amount by which the Class D Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Principal Collections                                $0.00

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         JUNE 16, 2003 DISTRIBUTION DATE
                        ---------------------------------

              (c)  The amount by which the Class D Invested Amount has been reduced on the
                   Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                                 $0.00

              (d)  The total amount by which the Class D Invested Amount has been reduced on
                   the Distribution Date as set forth in items 9(a), (b) and (c)                                    $0.00

              (e)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Class D Invested Amount on prior Distribution Dates                            $0.00

              (f)  The amount, if any, by which the outstanding principal balance of the Class
                   D Interest exceeds the Class D Invested Amount, if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on the Distribution Date                                                           $0.00

         (10) Investor Monthly Servicing Fee

              (a)  The amount of the Series 2000-1 Monthly Servicing Fee payable to the
                   Servicer on the Distribution Date                                                          $765,625.00

         (11) Class A Monthly Interest

              (a)  Class A Monthly Interest payable on the Distribution Date                                $2,621,500.00

         (12) Class B Monthly Interest

              (a)  Class B Monthly Interest payable on the Distribution Date                                   $75,180.00

         (13) Principal Funding Account Amount

              (a)  The amount on deposit in the Principal Funding Account on the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date                                                                           $0.00

              (b)  Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in MARCH 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14) Deficit Controlled Accumulation Amount

              The Deficit Controlled Accumulation Amount for the Distribution
              Date, after giving effect to all deposits, withdrawals and
              distributions on such Distribution Date                                                               $0.00

         (15) Class A Reserve Account

              (a)  The amount on deposit in the Class A Reserve Account on the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date and the related Transfer Date                                     $2,100,000.00

              (b)  The Class A Required Reserve Account Amount                                              $2,100,000.00


                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         JUNE 16, 2003 DISTRIBUTION DATE
                        ---------------------------------

         (16) Class B Reserve Account

              (a)  The amount on deposit in the Class B Reserve Account on the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date and the related Transfer Date                                             $0.00

              (b)  The Class B Required Reserve Account Amount                                                      $0.00

C)       Class A Invested Amount

         (1)  The Class A Initial Invested Amount                                                         $420,000,000.00

         (2)  The Class A Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                           $420,000,000.00

         (3)  The Pool Factor for the Distribution Date (which represents the ratio of the
              Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class
              A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the Pool
              Factor                                                                                             1.000000

D)       Class B Invested Amount

         (1)  The Class B Initial Invested Amount                                                          $47,250,000.00

         (2)  The Class B Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                            $47,250,000.00

         (3)  The Pool Factor for the Distribution Date (which represents the ratio of the
              Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class
              B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the Pool
              Factor                                                                                             1.000000

E)       Collateral Invested Amount

         (1)  The Collateral Initial Invested Amount                                                       $42,000,000.00

         (2)  The Collateral Invested Amount on the Distribution Date, after giving effect to
              all deposits, withdrawals and distributions on such Distribution Date                        $42,000,000.00

         (3)  The Collateral Invested Amount as a percentage of the Invested Amount on such
              Distribution Date                                                                                      8.00%

F)       Class D Invested Amount

         (1)  The Class D Initial Invested Amount                                                          $15,750,000.00


                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         JUNE 16, 2003 DISTRIBUTION DATE
                        ---------------------------------

         (2)  The Class D Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                            $15,750,000.00

         (3)  The Class D Invested Amount as a percentage of the Invested Amount on such
              Distribution Date                                                                                      3.00%

G)       Receivables Balances

         (1)  The aggregate amount of Principal Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                         $6,026,096,198

         (2)  The aggregate amount of Finance Charge Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                           $203,759,049

H)       Annualized Percentages

         (1)  The Gross Yield (Available Finance Charge Collections for the Series 2000-1
              Certificates for the preceding Monthly Period (excluding payments received from
              Interest Rate Protection Agreements) divided by the Invested Amount of the Series
              2000-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by number of days in the calendar month.) Effective
              November 2002 monthly period.                                                                         16.00%

         (2)  The Net Loss Rate (the Series 2000-1 Defaulted Amount for the preceding Monthly
              Period divided by the Invested Amount of the Series 2000-1 Certificates as of the
              last day of the next preceding Monthly Period, multiplied by 12)                                       7.71%

         (3)  The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
              2000-1 Certificates for the preceding Monthly Period)                                                  8.29%

         (4)  The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
              Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series
              2000-1 Certificates as of the last day of the next preceding Monthly Period,
              multiplied by 12)                                                                                      8.37%

         (5)  The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-1
              Certificates for the preceding Monthly Period)                                                        -0.08%

         (6)  The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
              Receivables with respect to all Receivables in the Trust for the preceding
              Monthly Period divided by the amount of Receivables in the Trust as of the last
              day of the next preceding Monthly Period)                                                              9.49%


                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         JUNE 16, 2003 DISTRIBUTION DATE
                        ---------------------------------

I)       Series 2000-1 Information for the Last Three Distribution Dates

          1) Gross Yield

                  a)        06/16/03             16.00%
                  b)        05/15/03             16.20%
                  c)        04/15/03             20.15%

          2) Net Loss Rate

                  a)        06/16/03             7.71%
                  b)        05/15/03             7.37%
                  c)        04/15/03             7.66%

          3) Net Spread (Portfolio Yield Minus Base Rate)

                  a)        06/16/03            -0.08%
                  b)        05/15/03             0.48%
                  c)        04/15/03             4.16%

                  Three Month Average            1.52%

          4)      Monthly Payment Rate

                  a)        06/16/03             9.49%
                  b)        05/15/03             9.07%
                  c)        04/15/03             9.57%



                           CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                           Servicer


                           By: _________________________________
                           Name:  Patricia Garvey
                           Title: Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-2
                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on June 16, 2003 and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)       Information Regarding the Current Monthly Distribution for the Series 2000-2 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)  The total amount distributed to Class A Certificateholders per $1,000 original
              certificate principal amount                                                                      $1.315556

         (2)  The amount set forth in A(1) above distributed to Class A Certificateholders with
              respect to interest per $1,000 original certificate principal amount                              $1.315556

         (3)  The amount set forth in A(1) above distributed to Class A Certificateholders with
              respect to principal per $1,000 original certificate principal amount                             $0.000000

         (4)  The total amount distributed to Class B Certificateholders per $1,000 original
              certificate principal amount                                                                      $1.617778

         (5)  The amount set forth in A(4) above distributed to Class B Certificateholders with
              respect to interest per $1,000 original certificate principal amount                              $1.617778

         (6)  The amount set forth in A(4) above distributed to Class B Certificateholders with
              respect to principal per $1,000 original certificate principal amount                             $0.000000

B)       Information Regarding the Performance of the Trust

         (1)  Allocation of Receivables Collections to the Series 2000-2 Certificates

              (a)  The aggregate amount of Finance Charge Receivables collected during the
                   Monthly Period immediately preceding the Distribution Date                              $78,203,032.00


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------


              (b)  The aggregate amount of Interchange collected and allocated to the Trust for
                   the Monthly Period immediately preceding the Distribution Date                           $5,481,005.08

              (c)  The aggregate amount of Principal Receivables collected during the Monthly
                   Period immediately preceding the Distribution Date                                     $519,774,147.70

              (d)  The Floating Allocation Percentage with respect to the Series 2000-2
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                          9.397806%

              (e)  The Principal Allocation Percentage with respect to the Series 2000-2
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                          9.397806%

              (f)  The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-2 Certificates for the Monthly Period immediately preceding
                   the Distribution Date                                                                    $7,864,463.08

              (g)  The Principal Receivables collected and allocated to the Series 2000-2
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                    $48,847,363.69

         (2)  Available Finance Charge Collections and Reallocated Principal Collections for
              Series 2000-2 for the Monthly Period immediately preceding the Distribution Date.

              (a)  The Finance Charge Receivables and Interchange collected and allocated to
                   the Series 2000-2 Certificates                                                           $7,864,463.08

              (b)  Collection Account and Special Funding Account investment earnings allocated
                   to the Series 2000-2 Certificates                                                                $0.00

              (c)  Principal Funding Account Investment Proceeds                                                    $0.00

              (d)  Class A Reserve Draw Amount                                                                      $0.00

              (e)  Class B Reserve Draw Amount                                                                      $0.00

              (f)  Additional Finance Charges from other Series allocated to the Series 2000-2
                   Certificates                                                                                     $0.00

              (g)  Payments, if any, on deposit as of the Determination Date received from any
                   Interest Rate Protection Agreements                                                              $0.00

              (h)  Reallocated Class D Principal Collections                                                        $0.00

              (i)  Reallocated Collateral Principal Collections                                                     $0.00


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------


              (j)  Reallocated Class B Principal Collections                                                        $0.00

              (k)  Total Available Finance Charge Collections and Reallocated Principal
                   Collections for Series 2000-2 (total of (a), (b), (c), (d), (e), (f), (g),
                   (h), (i) and (j) above)                                                                  $7,864,463.08

         (3)  Available Principal Collections for Series 2000-2 for the Monthly Period
              immediately preceding the Distribution Date

              (a)  The Principal Receivables collected and allocated to the Series 2000-2
                   Certificates                                                                            $48,847,363.69

              (b)  Shared Principal Collections from other Series allocated to the Series
                   2000-2 Certificates                                                                              $0.00

              (c)  Additional amounts to be treated as Available Principal Collections pursuant
                   to the Series Supplement                                                                 $3,717,633.79

              (d)  Reallocated Class D Principal Collections                                                        $0.00

              (e)  Reallocated Collateral Principal Collections                                                     $0.00

              (f)  Reallocated Class B Principal Collections                                                        $0.00

              (g)  Available Principal Collections for Series 2000-2 (total of (a), (b) and
                   (c) minus (d), (e) and (f) above)                                                       $52,564,997.48

         (4)  Delinquent Balances in the Trust

                 The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                 (a)    31-60 days                                                                           $110,625,716
                 (b)    61-90 days                                                                             74,439,477
                 (c)    91 or more days                                                                       158,764,656
                                                                                                              -----------
                 (d)    Total Delinquencies                                                                  $343,829,849

         (5)  Defaulted Amount

              (a)  The aggregate amount of Defaulted Receivables with respect to the Trust for
                   the Monthly Period immediately preceding the Distribution Date                          $44,120,831.23

              (b)  The aggregate Amount of Recoveries of Defaulted Receivables processed during
                   the Monthly Period immediately preceding the Distribution Date                           $4,562,300.53


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------


              (c)  The Defaulted Amount for the Monthly Period immediately preceding the
                   Distribution Date [Defaulted Receivables minus Recoveries]                              $39,558,530.70

              (d)  The Defaulted Amount for the Monthly Period immediately preceding the
                   Distribution Date allocable to the Series 2000-2 Certificates (the "Series
                   2000-2 Defaulted Amount")                                                                $3,717,633.79

              (e)  The Class A Defaulted Amount [Series 2000-2 Defaulted Amount multiplied by
                   the Class A Percentage]                                                                  $2,890,351.08

              (f)  The Class B Defaulted Amount [Series 2000-2 Defaulted Amount multiplied by
                   the Class B Percentage]                                                                    $380,884.04

         (6)  Class A Charge-Offs

              (a)  The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Class A Defaulted
                   Amount, (ii) Reallocated Principal Collections applied to such Class A
                   Defaulted Amount, (iii) the amount by which the Class D invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such
                   Class A Defaulted Amount and (v) the amount by which the Class B Invested
                   Amount has been reduced in respect of such Class A Defaulted Amount (a"Class
                   A Charge-Off")                                                                                   $0.00

              (b)  The amount of the Class A Charge-Off set forth in item 6(a) above, per
                   $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                   investment)                                                                                  $0.000000

              (c)  The total amount reimbursed on the Distribution Date in respect of Class A
                   Charge-Offs for prior Distribution Dates                                                         $0.00

              (d)  The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                   amount of each Class A Certificateholder's investment)                                       $0.000000

              (e)  The amount, if any, by which the outstanding principal balance of the Class
                   A Certificates exceeds the Class A Invested Amount if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on such Distribution Date                                                          $0.00

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------


         (7)  Class B Charge-Offs

              (a)  The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Class B Defaulted
                   Amount, (ii) Reallocated Class D Principal Collections applied to such Class
                   B Defaulted Amount, (iii) Reallocated Collateral Principal Collections
                   applied to such Class B Defaulted Amount, (iv) the amount by which the Class
                   D Invested Amount has been reduced in respect of such Class B Defaulted
                   Amount and (v) the amount by which the Collateral Invested Amount has been
                   reduced in respect of such Class B Defaulted Amount                                              $0.00

              (b)  The amount by which the Class B Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Class B Principal Collections                        $0.00

              (c)  The amount by which the Class B Invested Amount has been reduced on the
                   Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                   Charge-Offs")                                                                                    $0.00

              (d)  The total amount by which the Class B Invested Amount has been reduced on
                   the Distribution Date as set forth in items 7(a), (b) and (c)                                    $0.00

              (e)  The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                   amount of each Class B Certificateholder's investment)                                       $0.000000

              (f)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Class B Invested Amount on prior Distribution Dates                            $0.00

              (g)  The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                   amount of each Class B Certificateholder's investment)                                       $0.000000

              (h)  The amount, if any, by which the outstanding principal balance of the Class
                   B Certificates exceeds the Class B Invested Amount if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on such Distribution Date                                                          $0.00

         (8)  Reductions in the Collateral Interest

              (a)  The excess, if any, of the Collateral Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Collateral Defaulted
                   Amount, (ii) Reallocated Class D Principal Collections applied to such
                   Collateral Defaulted Amount and (iii) the amount by which the Class D
                   Invested Amount has been reduced in respect of such Collateral Defaulted
                   Amount                                                                                           $0.00

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------


              (b)  The amount by which the Collateral Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Collateral Principal Collections                     $0.00

              (c)  The amount by which the Collateral Invested Amount has been reduced on the
                   Distribution Date in respect of items 6(a) and 7(a) above                                        $0.00

              (d)  The total amount by which the Collateral Invested Amount has been reduced on
                   the Distribution Date as set forth in items 8(a), (b) and (c)                                    $0.00

              (e)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Collateral Invested Amount on prior Distribution Dates                         $0.00

              (f)  The amount, if any, by which the outstanding principal balance of the
                   Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on the Distribution Date                                                           $0.00

         (9)  Reductions in the Class D Interest

              (a)  The excess, if any, of the Class D Defaulted Amount over Available Finance
                   Charge Collections applied to such Class D Defaulted Amount                                      $0.00

              (b)  The amount by which the Class D Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Principal Collections                                $0.00

              (c)  The amount by which the Class D Invested Amount has been reduced on the
                   Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                  $0.00

              (d)  The total amount by which the Class D Invested Amount has been reduced on
                   the Distribution Date as set forth in items 9(a), (b) and (c)                                    $0.00

              (e)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Class D Invested Amount on prior Distribution Dates                            $0.00

              (f)  The amount, if any, by which the outstanding principal balance of the Class
                   D Interest exceeds the Class D Invested Amount, if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on the Distribution Date                                                           $0.00

         (10) Investor Monthly Servicing Fee

              (a)  The amount of the Series 2000-2 Monthly Servicing Fee payable to the
                   Servicer on the Distribution Date                                                          $844,083.33


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------


         (11) Class A Monthly Interest

              (a)  Class A Monthly Interest payable on the Distribution Date                                  $592,000.00

         (12) Class B Monthly Interest

              (a)  Class B Monthly Interest payable on the Distribution Date                                   $95,934.22

         (13) Principal Funding Account Amount

              (a)  The amount on deposit in the Principal Funding Account on the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date                                                                           $0.00

              (b)  Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in AUGUST 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


         (14) Deficit Controlled Accumulation Amount

                        The Deficit Controlled Accumulation Amount for the Distribution Date,
                        after giving effect to all deposits, withdrawals and distributions on such
                        Distribution Date                                                                           $0.00

         (15) Class A Reserve Account

              (a)  The amount on deposit in the Class A Reserve Account on the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date and the related Transfer Date                                             $0.00

              (b)  The Class A Required Reserve Account Amount                                                      $0.00

         (16) Class B Reserve Account

              (a)  The amount on deposit in the Class B Reserve Account on the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date and the related Transfer Date                                             $0.00

              (b)  The Class B Required Reserve Account Amount                                                      $0.00

C)       Class A Invested Amount

         (1)  The Class A Initial Invested Amount                                                         $450,000,000.00


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------


         (2)  The Class A Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                           $450,000,000.00

         (3)  The Pool Factor for the Distribution Date (which represents the ratio of the
              Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class
              A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the Pool
              Factor                                                                                             1.000000

D)      Class B Invested Amount

         (1)  The Class B Initial Invested Amount                                                          $59,300,000.00

         (2)  The Class B Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                            $59,300,000.00

         (3)  The Pool Factor for the Distribution Date (which represents the ratio of the
              Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class
              B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the Pool
              Factor.                                                                                            1.000000

E)      Collateral Invested Amount

         (1)  The Collateral Initial Invested Amount                                                       $49,200,000.00

         (2)  The Collateral Invested Amount on the Distribution Date, after giving effect to
              all deposits, withdrawals and distributions on such Distribution Date                        $49,200,000.00

         (3)  The Collateral Invested Amount as a percentage of the Invested Amount on such
              Distribution Date                                                                                      8.50%

F)       Class D Invested Amount

         (1)  The Class D Initial Invested Amount                                                          $20,300,000.00

         (2)  The Class D Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                            $20,300,000.00

         (3)  The Class D Invested Amount as a percentage of the Invested Amount on such
              Distribution Date                                                                                      3.51%


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------


G)       Receivables Balances

         (1)  The aggregate amount of Principal Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                         $6,026,096,198

         (2)  The aggregate amount of Finance Charge Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                           $203,759,049

H)       Annualized Percentages

         (1)  The Gross Yield (Available Finance Charge Collections for the Series 2000-2
              Certificates for the preceding Monthly Period (excluding payments received from
              Interest Rate Protection Agreements) divided by the Invested Amount of the Series
              2000-2 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by the number of days in the calendar month) Effective
              November 2002 monthly period.                                                                         16.00%

         (2)  The Net Loss Rate (the Series 2000-2 Defaulted Amount for the preceding Monthly
              Period divided by the Invested Amount of the Series 2000-2 Certificates as of the
              last day of the next preceding Monthly Period, multiplied by 12)                                       7.71%

         (3)  The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
              2000-2 Certificates for the preceding Monthly Period) 8.29%

         (4)  The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
              Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series
              2000-2 Certificates as of the last day of the next preceding Monthly multiplied
              by 12)                                                                                                 4.11%

         (5)  The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-2
              Certificates for the preceding Monthly Period)                                                         4.18%

         (6)  The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
              Receivables with respect to all Receivables in the Trust for the preceding
              Monthly Period divided by the amount of Receivables in the Trust as of the last
              day of the next preceding Monthly Period)                                                              9.49%


I)       Series 2000-2 Information for the Last Three Distribution Dates

        1) Gross Yield

                 a)        06/16/03                            16.00%
                 b)        05/15/03                            16.20%
                 c)        04/15/03                            17.09%

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------


        2) Net Loss Rate

                 a)        06/16/03                            7.71%
                 b)        05/15/03                            7.37%
                 c)        04/15/03                            7.66%

        3) Net Spread (Portfolio Yield Minus Base Rate)

                 a)        06/16/03                            4.18%
                 b)        05/15/03                            4.81%
                 c)        04/15/03                            5.48%

                 Three Month Average                           4.82%

        4) Monthly Payment Rate

                 a)        06/16/03                            9.49%
                 b)        05/15/03                            9.07%
                 c)        04/15/03                            9.57%


                          CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                          Servicer


                          By: _____________________________
                          Name:  Patricia Garvey
                          Title: Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  Series 2000-3
                  ---------------------------------------------

             Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to the Distribution Date occurring on June 16, 2003 and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)       Information Regarding the Current Monthly Distribution for the Series 2000-3 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)  The total amount distributed to Class A Certificateholders per $1,000 original
              certificate principal amount                                                                      $1.271111

         (2)  The amount set forth in A(1) above distributed to Class A Certificateholders with
              respect to interest per $1,000 original certificate principal amount                              $1.271111

         (3)  The amount set forth in A(1) above distributed to Class A Certificateholders with
              respect to principal per $1,000 original certificate principal amount                             $0.000000

         (4)  The total amount distributed to Class B Certificateholders per $1,000 original
              certificate principal amount                                                                      $1.564444

         (5)  The amount set forth in A(4) above distributed to Class B Certificateholders with
              respect to interest per $1,000 original certificate principal amount                              $1.564444

         (6)  The amount set forth in A(4) above distributed to Class B Certificateholders with
              respect to principal per $1,000 original certificate principal amount                             $0.000000

B)       Information Regarding the Performance of the Trust

         (1)  Allocation of Receivables Collections to the Series 2000-3 Certificates

              (a)  The aggregate amount of Finance Charge Receivables collected during the
                   Monthly Period immediately preceding the Distribution Date                              $78,203,032.00

              (b)  The aggregate amount of Interchange collected and allocated to the Trust for
                   the Monthly Period immediately preceding the Distribution Date                           $5,481,005.08

              (c)  The aggregate amount of Principal Receivables collected during the Monthly
                   Period immediately preceding the Distribution Date                                     $519,774,147.70


                     --------------------------------------
                         Series 2000-3 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------

              (d)  The Floating Allocation Percentage with respect to the Series 2000-3
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                         11.365694%

              (e)  The Principal Allocation Percentage with respect to the Series 2000-3
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                         11.365694%

              (f)  The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-3 Certificates for the Monthly Period immediately preceding
                   the Distribution Date                                                                    $9,511,271.86

              (g)  The Principal Receivables collected and allocated to the Series 2000-3
                   Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                    $59,075,940.88

         (2)  Available Finance Charge Collections and Reallocated Principal
              Collections for Series 2000-3 for the Monthly Period immediately preceding the Distribution Date.

              (a)  The Finance Charge Receivables and Interchange collected and allocated to
                   the Series 2000-3 Certificates                                                           $9,511,271.86

              (b)  Collection Account and Special Funding Account investment earnings allocated
                   to the Series 2000-3 Certificates                                                                $0.00

              (c)  Principal Funding Account Investment Proceeds                                                    $0.00

              (d)  Class A Reserve Draw Amount                                                                      $0.00

              (e)  Class B Reserve Draw Amount                                                                      $0.00

              (f)  Additional Finance Charges from other Series allocated to the Series 2000-3
                   Certificates                                                                                     $0.00

              (g)  Payments, if any, on deposit as of the Determination Date received from any
                   Interest Rate Protection Agreements                                                              $0.00

              (h)  Reallocated Class D Principal Collections                                                        $0.00

              (i)  Reallocated Collateral Principal Collections                                                     $0.00

              (j)  Reallocated Class B Principal Collections                                                        $0.00

              (k)  Total Available Finance Charge Collections and Reallocated Principal
                   Collections for Series 2000-3 (total of (a), (b), (c), (d), (e), (f), (g),
                   (h), (i) and (j) above)                                                                  $9,511,271.86

         (3)  Available Principal Collections for Series 2000-3 for the Monthly Period
              immediately preceding the Distribution Date

              (a)  The Principal Receivables collected and allocated to the Series 2000-3
                   Certificates                                                                            $59,075,940.88


                     --------------------------------------
                         Series 2000-3 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------

              (b)  Shared Principal Collections from other Series allocated to the Series
                   2000-3 Certificates                                                                              $0.00

              (c)  Additional amounts to be treated as Available Principal Collections pursuant
                   to the Series Supplement                                                                 $4,496,101.68

              (d)  Reallocated Class D Principal Collections                                                        $0.00

              (e)  Reallocated Collateral Principal Collections                                                     $0.00

              (f)  Reallocated Class B Principal Collections                                                        $0.00

              (g)  Available Principal Collections for Series 2000-3 (total of (a), (b) and
                   (c) minus (d), (e) and (f) above)                                                       $63,572,042.56

         (4)  Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)    31-60 days                                                                          $110,625,716
                  (b)    61-90 days                                                                            74,439,477
                  (c)    91 or more days                                                                      158,764,656
                                                                                                              -----------
                  (d)    Total Delinquencies                                                                 $343,829,849

         (5)  Defaulted Amount

              (a)  The aggregate amount of Defaulted Receivables with respect to the Trust for
                   the Monthly Period immediately preceding the Distribution Date                          $44,120,831.23

              (b)  The aggregate Amount of Recoveries of Defaulted Receivables processed during
                   the Monthly Period immediately preceding the Distribution Date                           $4,562,300.53

              (c)  The Defaulted Amount for the Monthly Period immediately preceding the
                   Distribution Date [Defaulted Receivables minus Recoveries]                              $39,558,530.70

              (d)  The Defaulted Amount for the Monthly Period immediately preceding the
                   Distribution Date allocable to the Series 2000-3 Certificates (the "Series
                   2000-3 Defaulted Amount")                                                                $4,496,101.68

              (e)  The Class A Defaulted Amount [Series 2000-3 Defaulted Amount multiplied by
                   the Class A Percentage]                                                                  $3,495,719.06

              (f)  The Class B Defaulted Amount [Series 2000-3 Defaulted Amount multiplied by
                   the Class B Percentage]                                                                    $460,850.42


                     --------------------------------------
                         Series 2000-3 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------

         (6)  Class A Charge-Offs

              (a)  The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Class A Defaulted
                   Amount, (ii) Reallocated Principal Collections applied to such Class A
                   Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such
                   Class A Defaulted Amount and (v) the amount by which the Class B Invested
                   Amount has been reduced in respect of such Class A Defaulted Amount (a
                   "Class A Charge-Off")                                                                            $0.00

              (b)  The amount of the Class A Charge-Off set forth in item 6(a) above, per
                   $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                   investment)                                                                                  $0.000000

              (c)  The total amount reimbursed on the Distribution Date in respect of Class A
                   Charge-Offs for prior Distribution Dates                                                         $0.00

              (d)  The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                   amount of each Class A Certificateholder's investment)                                       $0.000000

              (e)  The amount, if any, by which the outstanding principal balance of the Class
                   A Certificates exceeds the Class A Invested Amount if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on such Distribution Date                                                          $0.00

         (7)  Class B Charge-Offs

              (a)  The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Class B Defaulted
                   Amount, (ii) Reallocated Class D Principal Collections applied to such Class
                   B Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                   Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class
                   B Defaulted Amount and (v) the amount by which the Collateral Invested
                   Amount has been reduced in respect of such Class B Defaulted Amount                              $0.00

              (b)  The amount by which the Class B Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Class B Principal Collections                        $0.00

              (c)  The amount by which the Class B Invested Amount has been reduced on the
                   Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                   Charge-Offs")                                                                                    $0.00

              (d)  The total amount by which the Class B Invested Amount has been reduced on
                   the Distribution Date as set forth in items 7(a), (b) and (c)                                    $0.00

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------

              (e)  The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                   amount of each Class B Certificateholder's investment)                                       $0.000000

              (f)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Class B Invested Amount on prior Distribution Dates                            $0.00

              (g)  The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                   amount of each Class B Certificateholder's investment)                                       $0.000000

              (h)  The amount, if any, by which the outstanding principal balance of the Class
                   B Certificates exceeds the Class B Invested Amount if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on such Distribution Date                                                          $0.00

         (8)  Reductions in the Collateral Interest

              (a)  The excess, if any, of the Collateral Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections applied to such Collateral Defaulted
                   Amount, (ii) Reallocated Class D Principal Collections applied to such
                   Collateral Defaulted Amount and (iii) the amount by which the Class D
                   Invested Amount has been reduced in respect of such Collateral Defaulted
                   Amount                                                                                           $0.00

              (b)  The amount by which the Collateral Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Collateral Principal Collections                     $0.00

              (c)  The amount by which the Collateral Invested Amount has been reduced on the
                   Distribution Date in respect of items 6(a) and 7(a) above                                        $0.00

              (d)  The total amount by which the Collateral Invested Amount has been reduced on
                   the Distribution Date as set forth in items 8(a), (b) and (c)                                    $0.00

              (e)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Collateral Invested Amount on prior Distribution Dates                         $0.00

              (f)  The amount, if any, by which the outstanding principal balance of the
                   Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on the Distribution Date                                                           $0.00

         (9)  Reductions in the Class D Interest

              (a)  The excess, if any, of the Class D Defaulted Amount over Available Finance
                   Charge Collections applied to such Class D Defaulted Amount                                      $0.00

              (b)  The amount by which the Class D Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Principal Collections                                $0.00


                     --------------------------------------
                         Series 2000-3 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------

              (c)  The amount by which the Class D Invested Amount has been reduced on the
                   Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                                 $0.00

              (d)  The total amount by which the Class D Invested Amount has been reduced on
                   the Distribution Date as set forth in items 9(a), (b) and (c)                                    $0.00

              (e)  The total amount reimbursed on the Distribution Date in respect of
                   reductions in the Class D Invested Amount on prior Distribution Dates                            $0.00

              (f)  The amount, if any, by which the outstanding principal balance of the Class
                   D Interest exceeds the Class D Invested Amount, if any, as of the
                   Distribution Date, after giving effect to all deposits, withdrawals and
                   distributions on the Distribution Date                                                           $0.00

         (10) Investor Monthly Servicing Fee

              (a)  The amount of the Series 2000-3 Monthly Servicing Fee payable to the
                   Servicer on the Distribution Date                                                        $1,020,833.33

         (11) Class A Monthly Interest

              (a)  Class A Monthly Interest payable on the Distribution Date                                  $691,802.22

         (12) Class B Monthly Interest

              (a)  Class B Monthly Interest payable on the Distribution Date                                  $112,248.89

         (13) Principal Funding Account Amount

              (a)  The amount on deposit in the Principal Funding Account on the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date                                                                           $0.00

              (b)  Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in JULY 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14) Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                                 $0.00

         (15) Class A Reserve Account

              (a)  The amount on deposit in the Class A Reserve Account on the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date and the related Transfer Date                                     $2,721,250.00

              (b)  The Class A Required Reserve Account Amount                                              $2,721,250.00


                     --------------------------------------
                         Series 2000-3 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------

         (16) Class B Reserve Account

              (a)  The amount on deposit in the Class B Reserve Account on the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on
                   such Distribution Date and the related Transfer Date                                             $0.00

              (b)  The Class B Required Reserve Account Amount                                                      $0.00

C)       Class A Invested Amount

         (1)  The Class A Initial Invested Amount                                                         $544,250,000.00

         (2)  The Class A Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                           $544,250,000.00

         (3)  The Pool Factor for the Distribution Date (which represents the ratio of the
              Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class
              A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the Pool
              Factor                                                                                             1.000000

D)       Class B Invested Amount

         (1)  The Class B Initial Invested Amount                                                          $71,750,000.00

         (2)  The Class B Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                            $71,750,000.00

         (3)  The Pool Factor for the Distribution Date (which represents the ratio of the
              Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class
              B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
              1.000000 Pool Factor

E)       Collateral Invested Amount

         (1)  The Collateral Initial Invested Amount                                                       $59,500,000.00

         (2)  The Collateral Invested Amount on the Distribution Date, after giving effect to
              all deposits, withdrawals and distributions on such Distribution Date                        $59,500,000.00

         (3)  The Collateral Invested Amount as a percentage of the Invested Amount on such
              Distribution Date                                                                                      8.50%

F)       Class D Invested Amount

         (1)  The Class D Initial Invested Amount                                                          $24,500,000.00

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------

         (2)  The Class D Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                             $24,500,000.00

         (3)  The Class D Invested Amount as a percentage of the Invested Amount on such
              Distribution Date                                                                                       3.50%

G)       Receivables Balances

         (1)  The aggregate amount of Principal Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                          $6,026,096,198

         (2)  The aggregate amount of Finance Charge Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                            $203,759,049

H)       Annualized Percentages

         (1)  The Gross Yield (Available Finance Charge Collections for the Series 2000-3
              Certificates for the preceding Monthly Period (excluding payments received from
              Interest Rate Protection Agreements) divided by the Invested Amount of the Series
              2000-3 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by the number of days in the calendar month.) Effective
              November 2002 monthly period.                                                                          16.00%

         (2)  The Net Loss Rate (the Series 2000-3 Defaulted Amount for the preceding Monthly
              Period divided by the Invested Amount of the Series 2000-3 Certificates as of the
              last day of the next preceding Monthly Period, multiplied by 12)                                        7.71%

         (3)  The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
              2000-3 Certificates for the preceding Monthly Period)                                                   8.29%

         (4)  The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
              Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series
              2000-3 Certificates as of the last day of the next preceding Monthly Period,
              multiplied by 12)                                                                                       4.03%

         (5)  The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-3
              Certificates for the preceding Monthly Period)                                                          4.26%

         (6)  The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
              Receivables with respect to all Receivables in the Trust for the preceding
              Monthly Period divided by the amount of Receivables in the Trust as of the last
              day of the next preceding Monthly Period)                                                               9.49%

I)       Series 2000-3 Information for the Last Three Distribution Dates

          1) Gross Yield

                  a)        06/16/03                            16.00%
                  b)        05/15/03                            16.20%
                  c)        04/15/03                            17.09%

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                         June 16, 2003 Distribution Date
                     --------------------------------------

          2) Net Loss Rate

                  a)        06/16/03                            7.71%
                  b)        05/15/03                            7.37%
                  c)        04/15/03                            7.66%

          3) Net Spread (Portfolio Yield Minus Base Rate)

                  a)        06/16/03                            4.26%
                  b)        05/15/03                            4.89%
                  c)        04/15/03                            5.56%

                  Three Month Average                           4.90%

          4)      Monthly Payment Rate

                  a)        06/16/03                            9.49%
                  b)        05/15/03                            9.07%
                  c)        04/15/03                            9.57%


                             CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                             By: _____________________________
                             Name:  Patricia Garvey
                             Title: Vice President




                                               8